Prospectus

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND
GROWTH & INCOME FUND
INTERNATIONAL EQUITY FUND
STOCK INDEX FUND
SOCIAL CHOICE EQUITY FUND


April 1, 2002


This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC TIAA-CREF LOGO]


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TABLE OF CONTENTS

SUMMARY INFORMATION
  INVESTMENT OBJECTIVES,


  STRATEGIES AND RISKS                     3
    Dual Investment Management
      Strategy(SM)                         3
    General Risks of Investing in
      the Funds                            3
    Growth Equity Fund                     4
    Growth & Income Fund                   4
    International Equity Fund              5
    Stock Index Fund                       6
    Social Choice Equity Fund              6
  PAST PERFORMANCE                         7

MORE INFORMATION ABOUT THE FUNDS          10
  FUNDS USING THE DUAL INVESTMENT
  MANAGEMENT STRATEGY(SM)                 10
    Growth Equity Fund                    11
    Growth & Income Fund                  12
    International Equity Fund             12
  OTHER FUNDS                             14
    Stock Index Fund                      14
    Social Choice Equity Fund             15
  ADDITIONAL INVESTMENT STRATEGIES        18
FUND MANAGEMENT                           19
    Prior Performance of
      Investment Adviser                  20
PRICING OF FUND SHARES                    22
OFFERING, PURCHASING AND
  REDEEMING SHARES                        23
DIVIDENDS, DISTRIBUTIONS AND TAXES        23
GENERAL MATTERS                           24
    Voting Rights                         24
    Electronic Prospectuses               24
    Householding                          24
FINANCIAL HIGHLIGHTS                      24


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SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Life Funds consists of five different investment portfolios (funds):

         Growth Equity Fund
         Growth & Income Fund
         International Equity Fund
         Stock Index Fund
         Social Choice Equity Fund

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

Three of the funds (the Growth Equity Fund, the Growth & Income Fund, and the International Equity Fund) use TIAA-CREF's Dual Investment Management Strategy(SM), with each having a "stock selection" and an "enhanced index" segment.

    o The stock selection segment holds a relatively small number of stocks that the fund management team believes offer superior returns. These stocks are chosen using fundamental analysis.

    o The enhanced index segment seeks to outperform the fund's benchmark index while limiting the possibility of significantly underperforming the benchmark. The fund management team attempts to outperform the benchmark index by over- or under-weighting many stocks in the index by small amounts, based on proprietary scoring models.

The Dual Investment Management Strategy gives fund managers the flexibility to allocate amounts between the two segments, based on the investment opportunities that the fund management team determines to be available at a particular time. This approach enables the funds to stay fully invested even when the fund management team can't find sufficient investment opportunities for the stock selection segment.

GENERAL RISKS OF INVESTING IN THE FUNDS

You can lose money in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

    o Market Risk--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

    o Interest Rate Risk--Bond or stock prices may decline or a fund's income may fall if interest rates change.

    o Company Risk--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its securities may go down, or the company may not be able to pay principal and interest on its bonds when due.

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    o   Foreign Investment Risk--The value of a fund's foreign investments could be reduced by, among other things, changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events.

Special additional risks associated with particular funds are discussed in the following fund summaries and elsewhere in this prospectus.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. For its stock selection segment, the fund looks primarily for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can also invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments may range from 0% to 40% of the fund's portfolio. The benchmark index for the fund is the Russell 3000(R) Growth Index. (Russell 3000 is a trademark and a service mark of the Frank Russell Company.)

SPECIAL INVESTMENT RISKS: The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. This means the fund will probably be more volatile than the overall stock market.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term capital appreciation, but who are willing to tolerate fluctuations in value. The potential risk of investing in the fund is moderate to high. As with any mutual fund, you can lose money by investing in this fund.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE:  The fund seeks a favorable long-term return through

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capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its stock selection segment, the fund management team looks primarily for stocks of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. The fund may also invest in rapidly growing smaller companies and may have up to 20% of its assets in foreign securities. Normally, at least 80% of the fund's assets will be income-producing equity securities selected for their investment potential. The benchmark index for the fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and income-producing investments but who also can accept the risk of market fluctuations. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We look for companies of all sizes that have certain characteristics such as sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index.

SPECIAL INVESTMENT RISKS: Foreign investment risk is the most important risk of investing in this fund. Changes in currency exchange rates, the possible imposition of market controls, currency exchange controls, or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments. These risks

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may be even more pronounced for the fund's investments in emerging market countries.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek above-average long-term returns, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The potential risk of investing in the fund is moderate to high. As with any mutual fund, you can lose money by investing in this fund.

STOCK INDEX FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000(R) Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the fund attempts to closely track the Russell 3000(R) Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.

SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.


PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a diversified set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500. Currently, the fund invests only in companies that do not:


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     o    have a significant portion of their business in weapons manufacturing;

     o    produce and market alcoholic beverages or tobacco products;

     o have a significant portion of their business in gaming or gambling operations;

     o engage in activities that result or are likely to result in significant damage to the natural environment;

     o    produce nuclear energy; or

     o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

As of July 1, 2002, the fund will track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, which is a socially screened subset of companies in the Russell 3000 Index. The fund will attempt to structure its portfolio so it approaches the overall investment characteristics of the Russell 3000 Index.


SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.

PAST PERFORMANCE


The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts show each fund's annual returns for each calendar year it has been available publicly (note that the Stock Index Fund was made available on January 4, 1999, so the performance in 1999 is as of that date). Below the charts we note each fund's best and worst returns for a calendar quarter during that period. The performance table shows each fund's returns, and how those returns compare to those of broad-based securities


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market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future.



GROWTH EQUITY FUND

                                    [GRAPHIC] (22.81)%
                                               2001

Best quarter: 15.72% for the quarter ended December 31, 2001. Worst Quarter:
(22.60)% for the quarter ended March 31, 2001.


GROWTH & INCOME FUND

                                    [GRAPHIC] (13.13)%
                                               2001

Best quarter: 10.67% for the quarter ended December 31, 2001. Worst Quarter:
(14.59)% for the quarter ended September 30, 2001.


INTERNATIONAL EQUITY FUND

                                    [GRAPHIC] (23.81)%
                                               2001

Best quarter: 7.48% for the quarter ended December 31, 2001. Worst Quarter:
(15.64)% for the quarter ended March 31, 2001.


STOCK INDEX FUND

                                    [GRAPHIC] (11.44)%  (7.38)%   21.20%
                                               2001      2000      1999

Best quarter: 15.86% for the quarter ended December 31, 1999. Worst Quarter:
(15.55)% for the quarter ended September 30, 2001.


SOCIAL CHOICE EQUITY FUND

                                    [GRAPHIC] (12.72)%
                                               2001

Best quarter: 9.97% for the quarter ended December 31, 2001. Worst Quarter:
(13.26)% for the quarter ended September 30, 2001.


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AVERAGE ANNUAL TOTAL RETURNS

                                         One year (January    Since inception(1)
                                                1, 2001 to       to December 31,
                                        December 31, 2001)                  2001
--------------------------------------------------------------------------------

Growth Equity Fund                                (22.81)%              (28.14)%

  Russell 3000 Growth Index                       (19.63)%              (26.69)%

Growth & Income Fund                              (13.13)%              (13.71)%

  S&P 500 Index                                   (11.89)%              (13.06)%

International Equity Fund                         (23.81)%              (26.98)%

  Morgan Stanley Capital International EAFE

    (Europe, Australasia and Far East) Index      (21.55)%              (20.20)%

Stock Index Fund                                  (11.44)%               (0.20)%

  Russell 3000 Index                              (11.46)%               (0.31)%

Social Choice Equity Fund                         (12.72)%              (12.36)%

  S&P 500 Index                                   (11.89)%              (13.06)%


(1) For the Stock Index Fund, January 4, 1999. For the other TIAA-CREF Life Funds, April 3, 2000.



Performance information for other registered investment companies managed by the investment advisory personnel who manage TIAA-CREF Life Funds is provided on page 21 of this prospectus.


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MORE INFORMATION ABOUT THE FUNDS

This section provides more information about each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA-CREF Life Funds' board of trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information (SAI).

We can't guarantee that any fund will meet its investment objective.

Each fund has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by the fund's name. Each fund will provide its shareholders with at least 60 days prior notice before making changes to this policy.


FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Growth Equity Fund, the Growth & Income Fund, and the International Equity Fund use TIAA-CREF's Dual Investment Management Strategy(SM), which works like this:

Each of these three funds has two separate segments called the "stock selection" segment and the "enhanced index" segment. The relative sizes of these two segments vary as the fund management team shifts money between them in response to investment opportunities.

The stock selection segment holds a relatively small number of stocks that the fund management team believes offer superior returns. The managers of these equity funds will usually use fundamental analysis to select individual stocks or sectors for investment in the stock selection segment. Each fund's stock selection segment is described further below.

Money that is not invested in a fund's stock selection segment goes to its enhanced index segment. Here the goal is two-fold: (1) to outperform each fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a fund will hold more or less of some stocks than does its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

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The Dual Investment Management Strategy enables the funds to stay fully invested even when the fund management team can't find sufficient investment opportunities for the stock selection segment.

The benchmarks for each fund's enhanced index segment currently are as follows:

Fund                                                   Benchmark
--------------------------------------------------------------------------------
Growth Equity Fund                                     Russell 3000(R)
                                                       Growth Index

Growth & Income Fund                                   S&P 500(R) Index

International Equity Fund                              MSCI EAFE(R)
                                                       (Europe, Australasia,
                                                       Far East) Index


Using these benchmarks is not a fundamental policy of any of the TIAA-CREF Life Funds, so we can substitute other benchmark indices without shareholder approval. We'll notify you before we make such a change.

GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the fund will have at least 80% of its assets in equity securities that have the potential for capital appreciation.

The fund uses the Dual Investment Management Strategy. The fund's stock selection segment can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have up to 40% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

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SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, including the risks of foreign investments. In addition, there are special risks to investing in growth stocks. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.


GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80% of the fund's assets will be income-producing equity securities selected for their investment potential.

The fund invests in a broadly diversified portfolio of common stocks, using the Dual Investment Management Strategy. The fund's stock selection segment concentrates on individual companies rather than sectors or industries. We look for stocks of larger, well-established companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20% of its assets in foreign securities.


SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, including the risks of foreign investments. In addition, stocks paying relatively high dividends may at times significantly underperform other stocks during periods of rapid market appreciation.


INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80% of its assets in equity securities of companies located in at least three

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different countries, other than the United States.

The fund uses the Dual Investment Management Strategy. The fund may invest in companies of all sizes. For the fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

In particular, we look for companies of all sizes that have certain characteristics, such as:

     o    sustainable growth

     o    focused management with successful track records

     o    unique and easy-to-understand franchises (brands)

     o stock prices that do not fully reflect the inherent value of the security based on the company's current earnings, assets, and long-term growth prospects

     o    consistent generation of free cash flow


SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, especially the risks of foreign investments. In particular, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation, or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social, or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; or (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.


The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund will focus its investments primarily in those countries which are included in the MSCI EAFE Index.


The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.


OTHER FUNDS

STOCK INDEX FUND

The STOCK INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index.

Although the fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $4.11 million to $398.10 billion with an average of $4.36 billion as of December 31, 2001. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, although it does not have foreign investment risk. In addition, while the fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index, the fund does not invest in all 3,000 stocks in the index. Thus, there is


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

no guarantee that the performance of the fund will match that of the index. Also, because the index's returns aren't reduced by investment and other operating expenses, the fund's ability to match the index will be adversely affected by the costs of buying and selling stocks as well as other expenses. The stock prices of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

SOCIAL CHOICE EQUITY FUND


The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the fund's assets will be invested in common stocks that meet the fund's social criteria.

Currently, the fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

The fund's social criteria and any universe of stocks that the fund utilizes are non-fundamental investment policies. They can change without the approval of the fund's shareholders. Currently, the fund invests only in companies that do not:

     o    have a significant portion of their business in weapons manufacturing;

     o    produce and market alcoholic beverages or tobacco products;

     o have a significant portion of their business in gaming or gambling operations;

     o engage in activities that result or are likely to result in significant damage to the natural environment;

     o    produce nuclear energy; or

     o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we examine the company to decide whether the activity is a "significant" part of its business--basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.


The Corporate Governance and Social Responsibility Committee of our board of trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

As of July 1, 2002, the fund will seek to track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI")(1) which is a socially screened subset of companies in the Russell 3000 so that the fund's portfolio approaches the


---------------------------


(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc.; KLD Research & Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000 Index as the universe for the KLD Broad Market social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

overall investment characteristics of the Russell 3000.

As of July 1, 2002, the fund will invest primarily in companies that are included in the BMSI.

Companies that are excluded from the BMSI include:

     o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

     o    Companies that derive any revenues from gambling;

     o Companies that derive significant revenues from the production of military weapons; or

     o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

     o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

     o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

     o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

     o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

     o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2002, the BMSI comprised approximately 2,346 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3. In addition, because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.


ADDITIONAL INVESTMENT STRATEGIES

While the funds invest primarily in common stocks, each fund can also invest, to a limited extent, in other equity securities such as preferred stock, convertible securities, and warrants. Each fund can also hold short-term debt securities and other money market or short-term instruments, including those denominated in foreign currencies. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds can also hold fixed-income securities they acquire because of mergers, recapitalizations, or otherwise.

Similarly, each fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

Fund Management

Teachers Advisors, Inc. (Advisors) manages the TIAA-CREF Life Funds' assets, under the supervision of the board of trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (Investment Management), the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. Advisors has voluntarily agreed to waive a portion of its management fee for each fund. The waivers are contractual and will remain in effect until July 1, 2006. The management fees with and without the waivers are as follows:

                           Management Fees                    Current Management
                           (before waiver)      Waiver       Fees (after waiver)
--------------------------------------------------------------------------------

Growth Equity Fund                   0.46%       0.21%                     0.25%
Growth & Income Fund                 0.44%       0.21%                     0.23%
International Equity Fund            0.53%       0.24%                     0.29%
Stock Index Fund                     0.30%       0.23%                     0.07%
Social Choice Equity Fund            0.39%       0.21%                     0.18%


Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

The funds are managed by Advisors through specialized portfolio management teams whose members are jointly responsible for the day-to-day management of the funds.

PRIOR PERFORMANCE OF INVESTMENT ADVISER

The TIAA-CREF Life Funds have a limited performance record. To illustrate the experience of Advisors' personnel in managing investment portfolios comparable to the TIAA-CREF Life Funds, we are providing you, in the charts below, with historical performance for portfolios managed by the same specialized portfolio management teams that manage the TIAA-CREF Life Funds, with investment objectives, policies, strategies and risks that are substantially the same as those of the TIAA-CREF Life Funds. The performance of an appropriate broad-based securities market index, adjusted to reflect the reinvestment of dividends on securities in the index, is also presented for each fund. The portfolios presented are:

     o the TIAA-CREF Institutional Mutual Funds' Institutional Growth Equity Fund, Institutional Growth and Income Fund, Institutional International Equity Fund, Institutional Equity Index Fund, and Institutional Social Choice Equity Fund, mutual funds managed by Advisors;

     o the TIAA-CREF Mutual Funds' Growth Equity Fund, Growth & Income Fund, and International Equity Fund, mutual funds managed by Advisors;

     o the Stock Index Account of TIAA Separate Account VA-1, a variable annuity managed account managed by Advisors; and

     o the Growth Account and Equity Index Account of CREF, variable annuity managed accounts managed by the same portfolio management teams in their capacities with Investment Management.


The historical performance results presented are net of investment management and other operating expenses of the portfolios, including any applicable waivers. We have included in parenthesis, next to each portfolio, the annual expense ratios (net of any waivers) for each portfolio, as of December 31, 2001. (Note that CREF deducts its expenses at cost, and the expenses quoted below have varied over time.) The expenses for the CREF and TIAA Separate Account VA-1 accounts include certain administrative and mortality expenses that, for insurance contract holders indirectly investing in the TIAA-CREF Life Funds, would be deducted at the contract level and not the fund level. (The investment management component of the expenses for these accounts were as follows: CREF Growth Account-0.13%; CREF Equity Index Account-0.07%; TIAA Separate Account VA-1 Stock Index Account-0.07%.) A contract holders' actual returns on its indirect investment in the

TIAA-CREF Life Funds will be lower once contract level expenses are deducted. For example, the TIAA-CREF Life Personal Annuity Select variable annuity contract deducts an additional 0.30% from fund returns.

THE HISTORICAL PERFORMANCE INFORMATION PRESENTED DOESN'T REPRESENT THE PERFORMANCE OF THE SIMILARLY-NAMED FUNDS DESCRIBED IN THIS PROSPECTUS, NOR IS THE INFORMATION INTENDED TO PREDICT OR SUGGEST THE RETURNS THAT THE CORRESPONDING FUND OF TIAA-CREF LIFE FUNDS MIGHT EXPERIENCE. PLEASE DO NOT CONFUSE THE FUNDS WITH THE OTHER PORTFOLIOS USING VERY SIMILAR OR NEARLY IDENTICAL NAMES.


AVERAGE ANNUAL TOTAL RETURN
                                                            1 YEAR        5 YEARS      10 YEARS        INCEPTION
                                                        ENDED DEC.     ENDED DEC.    ENDED DEC.       TO DEC. 31,       INCEPTION OF
                                            EXPENSES      31, 2001       31, 2001      31, 2001             2001       ACCOUNT/FUND
========================================= =========== ============= ============== ============= ================ ==================
Accounts/Funds similar to:
GROWTH EQUITY FUND                           (0.25%)
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth Equity Fund of TIAA-CREF
Institutional Mutual Funds                   (0.22%)      (22.88%)            N/A           N/A         (11.82%)       July 1, 1999
========================================= =========== ============= ============== ============= ================ ==================
Russell 3000 Growth Index                                 (19.63%)            N/A           N/A         (10.64%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth Equity Fund
of TIAA-CREF Mutual Funds                    (0.45%)      (23.02%)            N/A           N/A            4.31%      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Growth Index                                 (19.63%)            N/A           N/A            4.13%      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth Account of CREF                       (0.43%)      (22.91%)          6.73%           N/A           12.43%      Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Growth Index                                 (19.63%)          7.72%           N/A           13.13%      Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
GROWTH & INCOME FUND                         (0.23%)
========================================= =========== ============= ============== ============= ================ ==================
Growth and Income Fund of
TIAA-CREF Institutional Mutual
Funds                                        (0.22%)      (12.79%)            N/A           N/A          (5.46%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
S&P 500 Index                                             (11.89%)            N/A           N/A          (5.72%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth & Income Fund
of TIAA-CREF Mutual Funds                    (0.43%)      (13.37%)            N/A           N/A            8.31%      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
S&P 500 Index                                             (11.89%)            N/A           N/A            7.22%      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
INTERNATIONAL EQUITY FUND                    (0.29%)
========================================= =========== ============= ============== ============= ================ ==================
International Equity Fund of
TIAA-CREF Institutional Mutual Funds         (0.29%)      (23.07%)            N/A           N/A          (3.18%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
MSCI EAFE Index                                           (21.55%)            N/A           N/A          (7.51%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
International Equity Fund of
TIAA-CREF Mutual Funds                       (0.49%)      (24.29%)            N/A           N/A            2.22%      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
MSCI EAFE Index                                           (21.55%)            N/A           N/A          (0.04%)      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------


                                                            1 YEAR        5 YEARS      10 YEARS        INCEPTION
                                                        ENDED DEC.     ENDED DEC.    ENDED DEC.      TO DEC. 31,       INCEPTION OF
                                            EXPENSES      31, 2001       31, 2001      31, 2001             2001       ACCOUNT/FUND
========================================= =========== ============= ============== ============= ================ ==================
Accounts/Funds similar to:
STOCK INDEX FUND                          (0.07%)
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Equity Index Fund of TIAA-CREF
Institutional Mutual Funds                (0.17%)        (11.40%)             N/A           N/A          (4.76%)        July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Index                                       (11.46%)             N/A           N/A          (4.56%)        July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Stock Index Account
TIAA Separate Account VA-1                (0.37%)        (11.72%)            9.74%          N/A           14.11%        Nov. 1, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Index                                       (11.46%)           10.14%          N/A           14.51%        Nov. 1, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Equity Index Account of CREF              (0.37%)        (11.73%)            9.92%          N/A           14.05%       Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Index                                       (11.46%)           10.14%          N/A           14.32%       Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
SOCIAL CHOICE EQUITY FUND                 (0.18%)
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Social Choice Equity Fund of TIAA-CREF
Institutional Mutual Funds                (0.18%)        (12.54%)             N/A           N/A           (5.43%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
S&P 500 Index                                            (11.89%)             N/A           N/A           (5.72%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------



PRICING OF FUND SHARES


We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of the fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.


We usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' board of trustees. Money market instruments with maturities of sixty days or less are valued at amortized cost. We also may use fair value if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund for net asset value without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds' net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund's net asset value per share calculated as of that same day.

For more information about investing in the TIAA-CREF Life Funds, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59

The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains. Normally, each of the funds will distribute dividends and capital gains annually. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MATTERS

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

FINANCIAL HIGHLIGHTS

Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds since they began operations. Certain information reflect financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report--along with the financial statements--is included in the TIAA-CREF Life Funds' most recent annual report. It is available without charge upon request.



                                                                                                               FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------


                                         GROWTH EQUITY FUND               GROWTH & INCOME FUND          INTERNATIONAL EQUITY FUND
                                   ------------------------------   -------------------------------   -----------------------------
                                                  FOR THE PERIOD                    FOR THE PERIOD                   FOR THE PERIOD
                                                   MARCH 1, 2000                     MARCH 1, 2000                    MARCH 1, 2000
                                   FOR THE YEAR    (COMMENCEMENT    FOR THE YEAR     (COMMENCEMENT    FOR THE YEAR    (COMMENCEMENT
                                       ENDED      OF OPERATIONS)        ENDED       OF OPERATIONS)        ENDED      OF OPERATIONS)
                                   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,    OF DECEMBER 31,   DECEMBER 31,   OF DECEMBER 31,
                                       2001          2000 (a)           2001           2000 (a)           2001          2000 (a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

  Net asset value, beginning
    of period                           $18.97           $25.00         $23.57           $25.00          $17.14          $25.00
-----------------------------------------------------------------------------------------------------------------------------------
  Gain (loss) from investment
   operations:
    Net investment income                 0.05             0.05           0.20             0.19            0.18            0.15
    Net realized and unrealized
      gain (loss) on total
      investments                       (4.37)           (6.03)         (3.29)           (1.33)          (4.26)          (7.89)
-----------------------------------------------------------------------------------------------------------------------------------
    Total gain (loss) from
      investment operations             (4.32)           (5.98)         (3.09)           (1.14)          (4.08)          (7.74)
-----------------------------------------------------------------------------------------------------------------------------------
  Less distributions from:
    Net investment income               (0.05)           (0.05)         (0.20)           (0.18)          (0.18)          (0.12)
    In excess of net
      investment income                     --               --             --           (0.01)              --              --
    Net realized gains                      --               --             --           (0.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                 (0.05)           (0.05)         (0.20)           (0.29)          (0.18)          (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end
    of period                           $14.60           $18.97         $20.28           $23.57          $12.88          $17.14
===================================================================================================================================

TOTAL RETURN                          (22.81)%         (23.89)%       (13.13)%          (4.55)%        (23.81)%        (30.94)%

RATIOS AND SUPPLEMENTAL DATA

  Net assets at end of period
    (in thousands)                     $52,519          $57,369        $62,313          $60,066         $35,014         $42,006
  Ratio of expenses to
    average net assets
      before expense waiver              0.46%            0.39%          0.44%            0.37%           0.53%           0.44%
  Ratio of expenses to
    average net assets
      after expense waiver               0.25%            0.21%          0.23%            0.19%           0.29%           0.25%
  Ratio of net investment
    income to average
      net assets                         0.35%            0.25%          1.04%            0.84%           1.33%           0.88%
  Portfolio turnover rate               41.77%           35.54%         61.92%           20.43%         102.48%          79.47%
===================================================================================================================================


(a)  The percentages shown for this period are not annualized.



                                                                                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------



                                                          STOCK INDEX FUND                              SOCIAL CHOICE EQUITY FUND
                                    ---------------------------------------------------------------   ------------------------------
                                                                                    FOR THE PERIOD                    FOR THE PERIOD
                                                                                   DECEMBER 1, 1998                    MARCH 1, 2000
                                                                                     (COMMENCEMENT     FOR THE YEAR    (COMMENCEMENT
                                        FOR THE YEARS ENDED DECEMBER 31,            OF OPERATIONS)         ENDED      OF OPERATIONS)
                                    ----------------------------------------------  TO DECEMBER 31,    DECEMBER 31,  TO DECEMBER 31,
                                    2001              2000              1999           1998 (a)            2001          2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA

  Net asset value, beginning
    of period                      $27.94             $31.11          $26.05             $25.00           $23.90            $25.00
------------------------------------------------------------------------------------------------------------------------------------
  Gain (loss) from investment
    operations:
    Net investment income            0.30               0.29            0.26               0.05             0.24             0.23
    Net realized and unrealized
      gain (loss) on total
      investments                  (3.50)             (2.58)            5.26               1.05           (3.28)            (0.93)
------------------------------------------------------------------------------------------------------------------------------------
    Total gain (loss) from
      investment operations        (3.20)             (2.29)            5.52               1.10           (3.04)            (0.70)
------------------------------------------------------------------------------------------------------------------------------------
  Less distributions from:
    Net investment income          (0.23)             (0.29)          (0.26)             (0.05)           (0.22)            (0.23)
    In excess of net
      investment income                --                 --              --                 --               --               --
    Net realized gains             (0.06)             (0.59)          (0.20)                 --           (0.03)            (0.17)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions            (0.29)             (0.88)          (0.46)             (0.05)           (0.25)            (0.40)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end
    of period                      $24.45             $27.94          $31.11             $26.05           $20.61           $23.90
====================================================================================================================================
TOTAL RETURN                     (11.44)%            (7.38)%          21.20%              4.41%         (12.72)%           (2.80)%

RATIOS AND SUPPLEMENTAL DATA

  Net assets at end of period
    (in thousands)                $94,517            $89,321         $54,341            $26,212          $25,333           $25,977
  Ratio of expenses to
    average net assets
    before expense waiver           0.30%              0.30%           0.30%              0.03%            0.39%             0.33%
  Ratio of expenses to
    average net assets
    after expense waiver            0.07%              0.07%           0.07%              0.01%            0.18%             0.15%
  Ratio of net investment
    incometo average
    net assets                      1.28%              1.14%            1.28%              0.22%           1.15%            0.92%
  Portfolio turnover rate           7.85%             16.48%           14.22%              0.00%           9.83%            4.94%
====================================================================================================================================

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The TIAA-CREF Life Funds' Annual and Semi-annual reports provide additional information about the funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge in any of the following ways:

By telephone:
         Call 800-842-2733,
              extension 5509

In writing:
         730 Third Avenue
         New York, NY 10017-3206

Over the Internet:
      www.tiaa-cref.org


Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS OR YOUR VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.


APRIL 1, 2002


SEC File Nos. 333-61759, 811-08961

                              TIAA-CREF LIFE FUNDS

                               Growth Equity Fund
                              Growth & Income Fund
                           International Equity Fund
                                Stock Index Fund
                           Social Choice Equity Fund

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 2002

This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated April 1, 2002 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 842-2733, extension 5509. Terms used in the prospectus are incorporated in this SAI. Certain financial information included in the TIAA-CREF Life Funds' annual report, including management's discussion of fund performance, is incorporated by reference into this SAI. You can request a copy of the report without charge by calling 1 800-842-2733, extension 5509.

TABLE OF CONTENTS

ITEM                                                                        PAGE
--------------------------------------------------------------------------------

INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS ........................   B-3

MANAGEMENT OF THE FUND ..................................................   B-10

PRINCIPAL HOLDERS OF SECURITIES .........................................   B-16

INVESTMENT ADVISORY AND OTHER SERVICES ..................................   B-17

FUND HISTORY AND DESCRIPTION OF THE FUND ................................   B-18

VALUATION OF ASSETS .....................................................   B-18

BROKERAGE ALLOCATION ....................................................   B-19

PERFORMANCE INFORMATION .................................................   B-22

TAX STATUS ..............................................................   B-24

UNDERWRITERS ............................................................   B-24

LEGAL MATTERS ...........................................................   B-25

EXPERTS .................................................................   B-25

FINANCIAL STATEMENTS ....................................................   B-25

INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of each fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' board of trustees at any time.


FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

1. The fund will not issue senior securities except as Securities and Exchange Commission ("SEC") regulations permit;

2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 8 below; and (b) from banks (only in amounts not in excess of 331/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the fund's total assets taken at market value at the time of borrowing);

3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.   The fund will not purchase real estate or mortgages directly;

7. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

8. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each fund (other than the Stock Index Fund):

9. The fund will not lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of the Stock Index Fund:


10. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 331/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.


NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GENERAL
The funds can, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. These securities are generally subject to the same types of market and financial risks that are described in the prospectus.

When market conditions warrant, the funds can hold debt securities, including those that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the funds can also invest in short-term debt securities and other money-market instruments, including those denominated in foreign currencies. Fixed-income securities, including short-term debt securities and other money market instruments, are subject to interest rate risks and financial risks. Interest rate risks are the risks that the instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while rate deductions usually result in a market value increase. Financial risks come from the possibility the issuer won't be able to pay principal and interest when due.

The funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed- income securities, so long as these are consistent with its investment objective and regulatory requirements.


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


These investments and other fund investment strategies are discussed in detail below.

OPTIONS AND FUTURES
The funds can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

OPTIONS. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the funds may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as thecall option that it had previously sold on that security. Depending on the premium for the call option purchased by a fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in theportfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, the funds may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market.
Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the funds usually will be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the funds with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the funds may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the funds can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the funds upon the purchase or sale of a futures contract. Initially, the funds will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The funds will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for each of the funds, still may not result in a successful hedging transaction over a very short time period.


     The funds may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the funds enter into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).


FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES

The funds can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When a fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the fund atthe t ime it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.

SECURITIES LENDING

Subject to the funds' fundamental investment policies relating to loans of portfolio securities set forth above, the funds may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of Teachers Insurance and Annuity Association of America (TIAA). The funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The funds may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

BORROWING AND LENDING AMONG AFFILIATES
The funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. College Retirement Equities Fund (CREF), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1 each of which are managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating funds. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.


If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

PREFERRED STOCK
The funds can invest in preferred stock consistent with their investment objectives.

ILLIQUID SECURITIES
The funds can invest up to 15% of their assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

REPURCHASE AGREEMENTS
Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, a fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS
The funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the funds may be able to protect the value of a portion of its portfolio against declines in market value. The funds may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.

To the extent that there is an imperfect correlation between a fund's obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase a fund's financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

SEGREGATED ACCOUNTS
In connection with when-issued securities, firm commitment agreements, and certain other transactions in which any of the funds incur an obligation to make payments in the future, the fund involved may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

INVESTMENT COMPANIES
Each fund can invest up to 10% of its assets in other investment companies.

BORROWING
Each fund can borrow money from banks (no more than 331/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. Each can also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.

CURRENCY TRANSACTIONS
The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS
As described more fully in the prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES
The funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio. It is not our policy to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.

PORTFOLIO TURNOVER
The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time ofacquisition o f one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.


The portfolio turnover rate for the Growth & Income Fund increased from 20.43% in 2000 to 61.92% in 2001, reflecting a strategic decision to concentrate the stock selection segment on fewer issuers and sell underperforming securities. The portfolio turnover rates of the other funds did not change significantly from 2000 to 2001.



MANAGEMENT OF THE FUND

THE BOARD

A board of trustees (the Board) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objectives and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS


The following table includes certain information about the TIAA-CREF Life Funds' trustees and officers including positions held with the Funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                       DISINTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                             Portfolios in
                                                                          Principal           Fund Complex           Other
                               Position(s)    Term of Office and     Occupation(s) During       Overseen      Directorships Held
   Name, Address and Age     Held with Fund     Length of Time           Past 5 Years          by Trustee         by Trustee
                                                    Served
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Robert H. Atwell             Trustee          Indefinite term.     President Emeritus,             32        Director, Education
447 Bird Key Drive                            Trustee since 2001.  American Council on                       Management Corp. and
Sarasota, FL 34236                                                 Education, and Senior                     Collegis, Inc.
Age: 70                                                            Consultant to A.T.
                                                                   Kearney, Inc.
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Elizabeth E. Bailey          Trustee          Indefinite term.     John C. Hower Professor         32        Director, CSX
The Wharton School                            Trustee since 2001.  of Public Policy and                      Corporation and
University of Pennsylvania                                         Management, The Wharton                   Philip Morris
Suite 3100                                                         School, University of                     Companies Inc.
Steinberg-Dietrich Hall                                            Pennsylvania
Philadelphia, PA
19104-6372
Age: 63
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Joyce A. Fecske              Trustee          Indefinite term.     Vice President Emerita,         32        None
11603 Briarwood Lane                          Trustee since 2001.  DePaul University.
Burr Ridge,                                                        Formerly, Vice
Illinois 60525-5173                                                President for Human
Age: 54                                                            Resources, DePaul
                                                                   University
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Edes P. Gilbert              Trustee          Indefinite term.     Acting President,               32        None
Independent Educational                       Trustee since 2001.  Independent Educational
Services                                                           Services. Formerly,
49 East 78th Street, Suite                                         Consultant, Independent
4A                                                                 Educational Services,
New York, NY 10021                                                 and Head, The Spence
Age: 69                                                            School
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Martin J. Gruber             Trustee          Indefinite term.     Nomura Professor of             32        Director, Deutsche
New York University                           Trustee since 2001.  Finance, New York                         Asset Management
Stern School of Business                                           University, Stern                         B.T. Funds, Japan
Henry Kaufman Management                                           School of Business.                       Equity Fund, Inc.,
Education Center                                                   Formerly, Chairman,                       Singapore Equity
44 West 4th Street, Suite                                          Department of Finance,                    Fund, Inc. and the
988                                                                New York University,                      Thai Equity Fund,
New York, NY 10012                                                 Stern School of                           Inc.
Age: 64                                                            Business, and Trustee
                                                                   of TIAA
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Nancy L. Jacob               Trustee          Indefinite term.     President and Managing          32        None
Windermere Investment                         Trustee since 2001.  Principal, Windermere
Associates                                                         Investment Associates.
121 S.W. Morrison Street,                                          Formerly, Chairman and
Suite 925                                                          Chief Executive
Portland, OR 97204                                                 Officer, CTC
Age: 58                                                            Consulting, Inc., and
                                                                   Executive Vice
                                                                   President, U.S. Trust
                                                                   of the Pacific Northwest
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Marjorie Fine Knowles        Trustee          Indefinite term.     Professor of Law,               32        None
College of Law                                Trustee since 2001.  Georgia State
Georgia State University                                           University College of
P.O. Box 4037                                                      Law
Atlanta, GA 30302-4037
Age: 62
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Stephen A. Ross              Trustee          Indefinite term.     Franco Modigliani               32        Director, Freddie
Sloan School of Management                    Trustee since 2001.  Professor of Finance                      Mac and Co-Chairman,
Massachusetts Institute of                                         and Economics, Sloan                      Roll & Ross Asset
Technology                                                         School of Management,                     Management Corp.
77 Massachusetts Avenue                                            Massachusetts Institute
Cambridge, MA 02139                                                of Technology.
Age: 57                                                            Co-chairman, Roll &
                                                                   Ross Asset Management
                                                                   Corp. Formerly,
                                                                   Sterling Professor of
                                                                   Economics and Finance,
                                                                   Yale School of
                                                                   Management, Yale
                                                                   University
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Nestor V. Santiago           Trustee          Indefinite term.     Vice President and              32        Director, Bank-Fund
Howard Hughes Medical                         Trustee since 2001.  Chief Investment                          Credit Union and
Institute                                                          Officer, Howard Hughes                    Emerging Markets
4000 Jones Bridge Road                                             Medical Institute.                        Growth Fund, Inc.
Chevy Chase, MD 20815                                              Formerly, Investment
Age: 52                                                            Advisor/Head of
                                                                   Investment Office,
                                                                   International Monetary
                                                                   Fund
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Eugene C. Sit                Trustee          Indefinite term.     Chairman, Chief                 32        Chairman and
Sit Investment                                Trustee since 2001.  Executive Officer, and                    Director of
Associates, Inc.                                                   Chief Investment                          registered
4600 Norwest Center                                                Officer, Sit Investment                   investment companies
90 South Seventh Street                                            Associates, Inc. and                      managed by Sit
Minneapolis, MN 55402-4130                                         Sit/Kim International                     Investment
Age: 63                                                            Investment Associates,                    Associates, Inc.
                                                                   Inc.
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------

---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------

Maceo K. Sloan               Trustee          Indefinite term.     Chairman and Chief              32        Director, SCANA
NCM Capital Management                        Trustee since 2001.  Executive Officer,                        Corporation and
Group, Inc.                                                        Sloan Financial Group,                    Mechanics and
103 West Main Street,                                              Inc. and NCM Capital                      Farmers Bancorp, Inc.
Suite 400                                                          Management Group, Inc.
Durham, NC 27701-3638
Age: 52
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
David K. Storrs              Trustee          Indefinite term.     President and Chief             32        Director of thirteen
Alternative Investment                        Trustee since 2001.  Executive Officer,                        money market funds
Group, LLC                                                         Alternative Investment                    sponsored by
65 South Gate Lane                                                 Group, LLC                                Alliance Capital
Southport, CT 06490                                                                                          Management
Age: 57
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Robert W. Vishny             Trustee          Indefinite term.     Eric J. Gleacher                32        None
University of Chicago                         Trustee since 2001.  Distinguished Service
Graduate School of                                                 Professor of Finance,
Business                                                           University of Chicago,
1101 East 58th Street                                              Graduate School of
Chicago, IL 60637                                                  Business. Founding
Age: 42                                                            Partner, LSV Asset
                                                                   Management
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                  INTERESTED TRUSTEES AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                             Portfolios in
                                                                          Principal           Fund Complex           Other
                               Position(s)    Term of Office and     Occupation(s) During       Overseen      Directorships Held
   Name, Address and Age     Held with Fund     Length of Time           Past 5 Years          by Trustee         by Trustee
                                                    Served
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
John H. Biggs(1)             Chairman of      Term as Trustee is   Chairman, President and         32        Director, The Boeing
TIAA-CREF                    Board,           indefinite.          Chief Executive Officer                   Company and Ralston
730 Third Avenue             President and    Trustee since        of TIAA-CREF Life                         Purina Company
New York, NY 10017-3206      Chief            2001. Chairman,      Funds, TIAA, CREF,
Age: 65                      Executive        Chief Executive      TIAA-CREF Mutual Funds
                             Officer          Officer and          and TIAA-CREF
                                              President since      Institutional Mutual
                                              2001. Indefinite     Funds and Chairman of
                                              term as officer.     the Management
                                                                   Committee, President
                                                                   and Chief Executive
                                                                   Officer of TIAA
                                                                   Separate Account VA-1.
                                                                   Trustee of TIAA-CREF
                                                                   Individual &
                                                                   Institutional Services,
                                                                   Inc. (Services). Member
                                                                   of Board of Managers of
                                                                   TIAA-CREF Investment
                                                                   Management LLC
                                                                   (Investment
                                                                   Management). Director
                                                                   of Teachers Personal
                                                                   Investors Services,
                                                                   Inc. (TPIS), Teachers
                                                                   Advisors, Inc.
                                                                   (Advisors) and
                                                                   TIAA-CREF Trust
                                                                   Company, FSB (TIAA-CREF
                                                                   Trust Company)
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Martin L. Leibowitz(1)       Vice Chairman    Term as Trustee is   Vice Chairman and Chief         32        None
TIAA-CREF                    and Chief        indefinite.          Investment Officer of
730 Third Avenue             Investment       Trustee since        TIAA-CREF Life Funds,
New York, NY 10017-3206      Officer          2001. Vice           CREF, TIAA-CREF Mutual
Age: 65                                       Chairman and Chief   Funds and TIAA-CREF
                                              Investment Officer   Institutional Mutual
                                              since 2001. Chief    Funds and Vice Chairman
                                              Investment Officer   of the Management
                                              since 1998.          Committee and Chief
                                              Indefinite term as   Investment Officer of
                                              officer.             TIAA Separate Account
                                                                   VA-1 (these funds are
                                                                   collectively referred
                                                                   to as the TIAA-CREF
                                                                   Funds). Vice Chairman
                                                                   and Chief Investment
                                                                   Officer of TIAA. Member
                                                                   of Board of Managers
                                                                   and President of
                                                                   Investment Management.
                                                                   Director and President
                                                                   of Advisors. Director
                                                                   of TIAA-CREF Life
                                                                   Insurance Company
                                                                   (TIAA-CREF Life)
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Bevis Longstreth (2)         Trustee          Indefinite term.     Of Counsel to Debevoise         32        Member of the Board
Debevoise & Plimpton                          Trustee since 2001.  & Plimpton. Formerly                      of Directors of
919 Third Avenue                                                   Partner of Debevoise &                    AMVESCAP, PLC and
New York, NY 10022-6225                                            Plimpton, Adjunct                         Chairman of the
Age: 67                                                            Professor at Columbia                     Finance Committee of
                                                                   University School of                      the Rockefeller
                                                                   Law and Commissioner of                   Family Fund
                                                                   the Securities and
                                                                   Exchange Commission
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------

---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------

Richard J. Adamski(1)        Vice President   Indefinite term.     Vice President and             N/A        N/A
TIAA-CREF                    and Treasurer    Vice President and   Treasurer of the
730 Third Avenue                              Treasurer since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Vice President
Age: 60                                                            and Treasurer of
                                                                   Investment Management,
                                                                   Services, TPIS,
                                                                   Advisors, TIAA-CREF
                                                                   Life, and TIAA-CREF
                                                                   Tuition Financing, Inc.
                                                                   (Tuition Financing)
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
C. Victoria Apter(1)         Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and TIAA
New York, NY 10017-3206                       2001.
Age: 59
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Scott C. Evans(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Executive Vice
Age: 42                                                            President of Investment
                                                                   Management and Advisors
                                                                   and Director of
                                                                   TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Martin E. Galt, III(1)       Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Served since 2000.   President of the
730 Third Avenue                                                   TIAA-CREF Funds and
New York, NY 10017-3206                                            TIAA and President,
Age: 59                                                            TIAA-CREF Investment
                                                                   Products. Formerly,
                                                                   Executive Vice
                                                                   President and
                                                                   President,
                                                                   Institutional
                                                                   Investments, Bank of
                                                                   America, and Principal
                                                                   Investment Officer,
                                                                   NationsBank. Director
                                                                   and President of
                                                                   Tuition Financing and
                                                                   TPIS and Director of
                                                                   TIAA-CREF Life and
                                                                   TIAA-CREF Trust Company
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Richard L. Gibbs(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Executive Vice
Age: 54                                                            President of Investment
                                                                   Management, Advisors
                                                                   and Tuition Financing
                                                                   and Director of
                                                                   TIAA-CREF Life and
                                                                   Tuition Financing
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Don W. Harrell(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Director of
Age: 63                                                            TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Ira J. Hoch(1)               Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 51                                                            President, Retirement
                                                                   Services, CREF and TIAA
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Matina S. Horner(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Director of
Age: 62                                                            TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
E. Laverne Jones(1)          Vice President   Indefinite term.     Vice President and             N/A        N/A
TIAA-CREF                    and Corporate    Vice President and   Corporate Secretary of
730 Third Avenue             Secretary        Corporate            the TIAA-CREF Funds and
New York, NY 10017-3206                       Secretary since      TIAA
Age: 52                                       2001.
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Harry I. Klaristenfeld(1)    Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President and    Executive Vice       President and Chief
730 Third Avenue             Chief Actuary    President and        Actuary of the
New York, NY 10017-3206                       Chief Actuary        TIAA-CREF Funds and
Age: 51                                       since 2001.          TIAA. Formerly, Vice
                                                                   President and Chief
                                                                   Actuary, Retirement
                                                                   Services, CREF and
                                                                   TIAA. Executive Vice
                                                                   President and Chief
                                                                   Actuary of Services
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Frances Nolan(1)             Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 44                                                            President, Retirement
                                                                   Services, CREF and TIAA
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------

---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------

Bertram L. Scott(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA and Chairman of
Age: 50                                                            the Board, President
                                                                   and Chief Executive
                                                                   Officer of TIAA-CREF
                                                                   Life. Formerly,
                                                                   President and Chief
                                                                   Executive Officer,
                                                                   Horizon Mercy
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Deanne J. Shallcross(1)      Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 52                                                            President, Marketing,
                                                                   CREF and TIAA.
                                                                   Executive Vice
                                                                   President of Services
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
David A. Shunk(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 55                                                            President,
                                                                   Institutional &
                                                                   Individual Consulting
                                                                   Services, CREF and
                                                                   TIAA. President and
                                                                   Chief Executive Officer
                                                                   of Services and
                                                                   Director of TIAA-CREF
                                                                   Trust Company
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
John A. Somers(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Executive Vice
Age: 57                                                            President of Investment
                                                                   Management and Advisors
                                                                   and Director of
                                                                   TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Charles H. Stamm(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President and General
730 Third Avenue                              President since      Counsel of the
New York, NY 10017-3206                       1998.                TIAA-CREF Funds and
Age: 63                                                            TIAA. Trustee of
                                                                   Services. Director of
                                                                   TPIS, Advisors,
                                                                   TIAA-CREF Trust
                                                                   Company, Tuition
                                                                   Financing and TIAA-CREF
                                                                   Life. Member of Board
                                                                   of Managers of
                                                                   Investment Management
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Mary Ann Werner(1)           Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA and President,
Age: 56                                                            TIAA Shared Services.
                                                                   Formerly, Vice
                                                                   President, CREF and
                                                                   TIAA. Executive Vice
                                                                   President of Services
                                                                   and Director of
                                                                   TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
James A. Wolf(1)             Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA and President,
Age: 56                                                            TIAA Retirement
                                                                   Services. Formerly,
                                                                   Vice President,
                                                                   Corporate MIS, CREF and
                                                                   TIAA. Trustee of
                                                                   Services and Director
                                                                   of TIAA-CREF Life
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


(1)  The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of the TIAA-CREF Life Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Biggs, Evans, Galt,
     Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2)  Mr. Longstreth may be an "interested person" under the Act because he is associated with a law firm that has acted as counsel to the TIAA-CREF Life Funds or their affiliates.

EQUITY OWNERSHIP OF TIAA-CREF LIFE FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Life Funds Trustees in the TIAA-CREF Life Funds and in all registered investment companies in the same "family of investment companies" as the TIAA-CREF Life Funds.(2) The TIAA-CREF Life Funds' family of investment companies includes TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1.


-------------------------------------------------------------------------------------------
                             DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                            DOLLAR RANGE OF EQUITY     COMPANIES OVERSEEN BY TRUSTEES IN
NAME OF TRUSTEE               SECURITIES IN FUND        FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------
  Robert H. Atwell                   None                         Over $100,000
-------------------------------------------------------------------------------------------
  Elizabeth E. Bailey                None                         Over $100,000
-------------------------------------------------------------------------------------------
  Joyce A. Fecske                    None                         Over $100,000
-------------------------------------------------------------------------------------------
  Edes P. Gilbert                    None                    $50,001 - $100,000
-------------------------------------------------------------------------------------------
  Martin J. Gruber                   None                         Over $100,000
-------------------------------------------------------------------------------------------
  Nancy L. Jacob                     None                         Over $100,000
-------------------------------------------------------------------------------------------
  Marjorie Fine Knowles              None                         Over $100,000
-------------------------------------------------------------------------------------------
  Stephen A. Ross                    None                         Over $100,000
-------------------------------------------------------------------------------------------
  Nestor V. Santiago                 None                    $50,001 - $100,000
-------------------------------------------------------------------------------------------
  Eugene C. Sit                      None                    $50,001 - $100,000
-------------------------------------------------------------------------------------------
  Maceo K. Sloan                     None                    $50,001 - $100,000
-------------------------------------------------------------------------------------------
  David K. Storrs                    None                         Over $100,000
-------------------------------------------------------------------------------------------
  Robert W. Vishny                   None                     $10,001 - $50,000
-------------------------------------------------------------------------------------------
                               INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                            DOLLAR RANGE OF EQUITY     COMPANIES OVERSEEN BY TRUSTEES IN
NAME OF TRUSTEE               SECURITIES IN FUND        FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------
  John H. Biggs                      None                         Over $100,000
  Martin L. Leibowitz                None                         Over $100,000
  Bevis Longstreth                   None                         Over $100,000
-------------------------------------------------------------------------------------------

(2) Beneficial ownership information is as of December 31, 2001.

COMPENSATION OF TIAA-CREF LIFE FUNDS TRUSTEES

The following table sets forth the compensation paid to the TIAA-CREF Life Funds' trustees for the year ended December 31, 2001. All of these individuals are considered "disinterested" under the Investment Company Act. Note that, as of November 9, 2001, the individuals listed below no longer served as trustees of the TIAA-CREF Life Funds. The current trustees were not compensated for their limited service in 2001.

                                                              (3)
                                          (2)              PENSION OR
                                       AGGREGATE       RETIREMENT BENEFITS      (4)
           (1)                     COMPENSATION FROM       ACCRUED AS         ESTIMATED              (5)
      NAME OF PERSON,                  TIAA-CREF             PART OF        ANNUAL BENEFITS   TOTAL COMPENSATION
         POSITION                     LIFE FUNDS          FUND EXPENSES     UPON RETIREMENT   FROM FUND COMPLEX*
      --------------               -----------------   -------------------  ---------------   ------------------
Laurence W. Franz, Trustee .......       $2,433              $ -0-               $ -0-              $10,500
Jeanmarie C. Grisi, Trustee ......       $2,433              $ -0-               $ -0-              $10,500
Richard M. Norman, Trustee .......       $2,433              $ -0-               $ -0-              $10,500

------------------
* For purposes of this information, the Fund Complex consists of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

Trustees who are active officers of TIAA do not receive any additional compensation for their services as trustees.

BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Life Funds' operations. Included among these are:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2001, the Audit Committee held three meetings. The current members of the Audit Committee are Mr. Sloan (chair), Mr. Gruber, Mr. Santiago, and Mr. Storrs.

(2) A Finance Committee, which oversees the management of the TIAA-CREF Life Funds investments subject to appropriate oversight by the full board. During 2001, the Finance Committee held no meetings. The current members of the Finance Committee are Mr. Biggs (chair), Mr. Gruber, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of the TIAA-CREF Life Funds shares and the initiation of appropriate shareholder resolutions. During 2001, the committee held no meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Atwell (chair), Ms. Fecske, Ms. Gilbert, Ms. Knowles, Mr. Longstreth, and Mr. Storrs.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2001, the committee held no meetings. The current members of the Executive Committee are Mr. Biggs (chair), Mr. Atwell, Dr. Bailey, Ms. Fecske, Ms. Gilbert, Mr. Leibowitz, Mr. Longstreth, and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Life Funds officers and the standing committees of the board, and recommends candidates for election as trustees. During 2001, the committee held no meetings. The current members of the Nominating and Personnel Committee are Dr. Bailey (chair), Mr. Atwell, Dr. Jacob, Mr. Sit, and Dr. Vishny.

The Nominating and Personnel Committee will consider potential nominees for trustees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Life Funds. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

TIAA-CREF Life Funds' Board is responsible for overseeing the TIAA-CREF Life Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds' investment management agreement with Teachers Advisors, Inc. ("Advisors"). Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the TIAA-CREF Life Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the TIAA-CREF Life Funds in light of a variety of factors, including (a) the nature and quality of the services provided by Advisors under the agreement; and (b) the reasonableness of the investment management fees and how such fees compared to fees paid to other advisors for managing similar funds.

As part of its consideration of the quality of services provided by Advisors to the TIAA-CREF Life Funds, the Board reviewed the relative performance of each fund. In considering the fees charged under the agreement, the Board considered the gross investment management fees charged under the agreement and Advisors' agreement to waive a portion of its fee for managing each fund until July 1, 2006. In comparing the expense ratio of each fund to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other similar funds.


PRINCIPAL HOLDERS OF SECURITIES


TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of February 28, 2002:

Growth Equity Fund .................................................     53.91%
Growth & Income Fund................................................    65.32%
International Equity Fund ..........................................     73.89%
Stock Index Fund....................................................    26.26%
Social Choice Equity Fund...........................................    82.16%


The TIAA-CREF Life Separate Account VA-1, funding the Personal Annuity Select contracts, owns the balance of the outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' board of trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the prospectus.


For the years ended December 31, 1999, 2000 and 2001 the total dollar amount of investment management fees for each fund (if applicable), before and after the waiver of the portion of the investment management fee attributable to each fund, was as follows:


                                             Gross                          Waived                           Net
                                ------------------------------   -----------------------------   -----------------------------
                                  1999       2000       2001       1999      2000       2001      1999       2000       2001
                                --------   --------   --------   -------   --------   --------   -------   --------   --------
Growth Equity Fund ........       N/A      $229,251   $239,761     N/A     $104,658   $109,456     N/A     $124,593   $130,305
Growth & Income Fund ......       N/A      $209,097   $260,103     N/A     $ 99,796   $124,140     N/A     $109,301   $135,963
International Equity Fund..       N/A      $190,109   $194,598     N/A     $ 86,087   $ 88,120     N/A     $104,022   $106,478
Stock Index Fund ..........     $101,980   $234,542   $267,146   $78,185   $179,816   $204,812   $23,795   $ 54,726   $ 62,334
Social Choice Equity Fund..       N/A      $ 86,500   $ 96,723     N/A     $ 46,577   $ 52,082     N/A     $ 39,923   $ 44,641


Personal Trading Policy

TIAA-CREF Life Funds has adopted a personal trading policy under Rule 17j-1 of the Investment Company Act of 1940. Under the policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the TIAA-CREF Life Funds. The policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the policy may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Advisors and TIAA


Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.3 million people. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion.

TIAA owns all of the shares of TIAA-CREF Enterprises, Inc., which in turn owns all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.


CUSTODIAN

Under the terms of a contract with Advisors, State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02209 acts as custodian for the TIAA-CREF Life Funds. Advisors has agreed to pay State Street for these services.

ADMINISTRATIVE SERVICES

Advisors has retained State Street to provide the TIAA-CREF Life Funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of fund financial information, and various other administrative services. Advisors, not the TIAA-CREF Life Funds, has agreed to pay State Street a fee for such services.

AUDITORS

The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.

FUND HISTORY AND DESCRIPTION OF THE FUND

TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission (SEC) as a diversified "open-end" management investment company. It currently has five investment portfolios (funds). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.

With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There is currently five series of shares and five investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL PORTFOLIOS

The TIAA-CREF Life Funds currently consists of five investment portfolios, or funds. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).

VALUATION OF ASSETS

The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. eastern time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith under the direction of the board of trustees if events materially affecting its value occur between the time its price is determined and the time a fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the board of trustees.

DEBT SECURITIES AND MONEY MARKET INSTRUMENTS

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when we believe the prices don't accurately reflect the security's fair value.

Values for money market instruments with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Values for money market instruments with maturities of more than sixty days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the board of trustees.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the board of trustees.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2001. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

                                                AGGREGATE
                                                $ AMOUNT OF
                                                COMMISSIONS
                                               PAID TO FIRMS
                                               THAT PROVIDED
FUND                                         RESEARCH SERVICES
--------------------------------------------------------------
Growth Equity Fund ......................        $21,683
Growth & Income Fund ....................        $63,403
International Equity Fund ...............        $92,775
Stock Index Fund ........................        $   323

Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the funds.

The aggregate amount of brokerage commissions paid by the Funds for the years ending December 31, 1999, 2000, and 2001 were as follows:

FUND                                1999             2000              2001
------------------------------------------------------------------------------
Growth Equity Fund ............      N/A           $ 32,798          $ 26,562
Growth & Income Fund ..........      N/A           $ 39,605          $ 73,346
International Equity Fund .....      N/A           $206,256          $112,000
Stock Index Fund ..............    $7,098          $ 15,136          $  7,566
Social Choice Equity Fund .....      N/A           $ 12,892          $  2,240

During 2001, the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the fund's aggregate holdings in the securities of those entities are set forth below:


Regular Broker or Dealer based on brokerage commissions paid:



                                                                                                    HOLDINGS AT
                                                                                                     12/31/01
FUND                           BROKER                           PARENT                                 (US$)
---------------------------------------------------------------------------------------------------------------
Growth Equity Fund             Morgan Stanley & Co., Inc.       Morgan Stanley, Dean Witter & Co.     $ 11,188
                               Instinet Group, Inc.             Instinet Group, Inc.                  $  1,005
                               Investment Technology Group      Investment Technology Group, Inc.     $  5,861
                               Lehman Brothers, Inc.            Lehman Brothers Holdings, Inc.        $ 80,160

Growth & Income Fund           Bear, Stearns & Co., Inc.        The Bear Stearns Companies Inc.       $ 10,203
                               Morgan (JP) Securities Inc.      Morgan (JP) Chase & Co.               $158,341
                               Lehman Brothers, Inc.            Lehman Brothers Holdings, Inc.        $585,769
                               Merrill Lynch                    Merrill Lynch & Co, Inc.              $ 94,546
                               Morgan Stanley & Co., Inc.       Morgan Stanley, Dean Witter & Co.     $133,529
                               Charles Schwab                   Charles Schwab Corp.                  $ 45,698

International Equity Fund      ABN Amro Holdings                ABN Amro Holdings                     $134,814
                               Credit Suisse First Boston       Credit Suisse Group                   $290,441
                               Daiwa Securities America         Daiwa Securities Group, Inc.          $ 24,157
                               HSBC Holdings                    HSBC Holdings                         $558,549

Social Choice Equity Fund      Morgan (JP) Securities Inc.      Morgan (JP) Chase & Co.               $234,857


Regular Broker or Dealer based on entities acting as principal:



                                                                                                    HOLDINGS AT
                                                                                                     12/31/01
FUND                           BROKER                           PARENT                                 (US$)
---------------------------------------------------------------------------------------------------------------
Growth Equity Fund             Morgan Stanley & Co., Inc.       Morgan Stanley, Dean Witter & Co.     $ 11,188
                               Lehman Brothers, Inc.            Lehman Brothers Holdings, Inc.        $ 80,160

Growth & Income Fund           Bear, Stearns & Co., Inc.        The Bear Stearns Companies Inc.       $ 10,203
                               Morgan (JP) Securities Inc.      Morgan (JP) Chase & Co.               $158,341
                               Lehman Brothers, Inc.            Lehman Brothers Holdings, Inc.        $585,769
                               Merrill Lynch                    Merrill Lynch & Co, Inc.              $ 94,546
                               Morgan Stanley & Co., Inc.       Morgan Stanley, Dean Witter & Co.     $133,529

International Equity Fund      ABN Amro Holdings                ABN Amro Holdings                     $134,814
                               Credit Suisse First Boston       Credit Suisse Group                   $290,441

Stock Index Fund               Morgan (JP) Securities Inc.      Morgan (JP) Chase & Co.               $591,705

Social Choice Equity Fund      Morgan (JP) Securities Inc.      Morgan (JP) Chase & Co.               $234,857


PERFORMANCE INFORMATION

From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five- and ten-year periods (and occasionally other periods as well).

All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

CALCULATION OF PERFORMANCE DATA

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. Performance of the funds will be presented net of any separate account fees and charges.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                                P (1 + T)n = ERV

where:  P   =  the hypothetical initial payment
        T   =  average annual total return
        n   =  number of years in the period
        ERV =  ending redeemable value of the hypothetical payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof).

For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptory, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

PERFORMANCE RETURNS

Set forth below is the calculation of each fund's performance, which reflects all expense deductions from fund assets, applied to a hypothetical investment of $1,000 in each fund. The returns do not reflect the deduction of any separate account charges.

GROWTH EQUITY FUND


                                                      AVERAGE
PERIOD                                             ANNUAL RETURN
----------------------------------------------------------------
1 Year
  (January 1, 2001 to
  December 31, 2001)                                  (22.81)%

Since Inception
  (April 3, 2000 to
  December 31, 2001)                                  (28.14)%

GROWTH & INCOME FUND


                                                      AVERAGE
PERIOD                                             ANNUAL RETURN
----------------------------------------------------------------
1 Year
  (January 1, 2001 to
  December 31, 2001)                                  (13.13)%

Since Inception
  (April 3, 2000 to
  December 31, 2001)                                  (13.71)%


INTERNATIONAL EQUITY FUND


                                                      AVERAGE
PERIOD                                             ANNUAL RETURN
----------------------------------------------------------------
1 Year
  (January 1, 2001 to
  December 31, 2001)                                  (23.81)%

Since Inception
  (April 3, 2000 to
  December 31, 2001)                                  (26.98)%


STOCK INDEX FUND

                                                      AVERAGE
PERIOD                                             ANNUAL RETURN
----------------------------------------------------------------

1 Year
  (January 1, 2001 to
  December 31, 2001)                                  (11.44)%

Since Inception
  (January 4, 1999 to
  December 31, 2001)                                   (0.20)%


SOCIAL CHOICE EQUITY FUND


                                                      AVERAGE
PERIOD                                             ANNUAL RETURN
----------------------------------------------------------------
1 Year
  (January 1, 2001 to
  December 31, 2001)                                  (12.72)%

Since Inception
  (April 3, 2000 to
  December 31, 2001)                                  (12.36)%


PERFORMANCE COMPARISONS

Performance information for the funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

The Stock Index Fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.

NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.

MOVING AVERAGES

We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

TAX STATUS

Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor any of the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.


Each fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) the fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level) and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.


If a fund fails to qualify as a RIC, the fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund's available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.


Each fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to each fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.


This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITERS

The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements of the TIAA-CREF Life Funds incorporated by reference into this registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing in the financial statements, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the TIAA-CREF Life Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS


The audited financial statements of each of the funds of the TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds' Annual Report for the year ended December 31, 2001, which has been filed with the Securities and Exchange Commission, and provided to separate account contractowners. We will furnish you, without charge, another copy of the Annual Report upon request.